                                                                     EXHIBIT 4

 NUMBER
WR 87647

                                 [ROLLINS LOGO]

COMMON                                                                COMMON

                                 ROLLINS, INC.               CUSIP 775711 10 4

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERABLE IN
 OF THE STATE OF DELAWARE                   ATLANTA, GA, OR IN NEW YORK, N.Y.

THIS CERTIFIES THAT                         SEE REVERSE FOR CERTAIN DEFINITIONS




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH OF THE COMMON STOCK OF ROLLINS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation as now or hereafter amended to all of which the holder hereof by acceptance hereby assents.

     This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


        /s/ Gene L. Smith           [SEAL]            /s/ R. Randall Rollins
            SECRETARY                                               CHAIRMAN


COUNTERSIGNED AND REGISTERED:
                             TRUST COMPANY BANK
                               (ATLANTA, GA.)                TRANSFER AGENT
BY                                                            AND REGISTRAR


                                                       AUTHORIZED SIGNATURE

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                                 ROLLINS, INC.

     The corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of stock authorized to be issued and, with respect to the classes of stock which may be issued in series, the variations in the relative rights and preferences between the shares of each such series, so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

                          ---------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common               UNIF GIFT MIN ACT--_________ Custodian __________
     TEN ENT -- as tenants by the entireties                            (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                        under Uniform Gifts to Minors
                survivorship and not as tennants                      Act___________________________
                in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


_______________________________________________________________________________
               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________________________________________________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: ______________________________________________________
               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.